PROSPECTUS SUPPLEMENT TO
                            VAN ECK FUNDS PROSPECTUS
                                Dated May 1, 2004


U.S. GOVERNMENT MONEY FUND

A Special Meeting of shareholders of the U.S. Government Money Fund has been called for November 23, 2004 to consider a plan of liquidation for the U.S. Government Money Fund. Under this plan, the U.S. Government Money Fund will be liquidated on November 30, 2004 ("Liquidation Date") and subsequently dissolved. If the plan is approved by shareholders, the proceeds of the liquidation will, at each shareholder's election, be paid by check or invested in the BNY Hamilton Money Fund Classic Shares ("Money Fund") on or about the Liquidation Date.

From the Liquidation Date, the U.S. Government Money Fund will no longer be available for purchase or exchange.

However, beginning on the Liquidation Date, shares of the Money Fund will be available for purchase or exchange from Class A shares of any other series of the Van Eck Funds and Van Eck Funds, Inc. (the "Funds"). DST Systems, Inc., transfer agent for the Funds, will serve as shareholder servicing agent for the Money Fund and all the account options and privileges (which are described in Section III "Shareholder Information" in the Prospectus) will be available to accounts in the Money Fund established through Van Eck Securities Corporation, the Funds' distributor. For more information, please see the Money Fund Prospectus, which may be obtained by calling Van Eck Account Assistance at 1.800.544.4653, by writing to Van Eck Global, P.O. Box 418407, Kansas City, Missouri, 64121-8407, or by going to the Van Eck website at www.vaneck.com.

Effective October 25, 2004, shareholders investing, by purchase or exchange, in the U.S. Government Money Fund on or after that date will receive a Money Fund Prospectus with their purchase confirmation and will automatically have the proceeds of their account exchanged into the Money Fund on the Liquidation Date unless they redeem their U.S. Government Money Fund shares or exchange them into another Fund prior to the Liquidation Date.

Shares of the Money Fund, like those of the U.S. Government Money Fund, do not qualify for a reduction in the sales charges on purchases of Fund shares. See "Reduced Or Waived Sales Charges" on page 32.



          THIS SUPPLEMENT TO THE PROSPECTUS IS DATED OCTOBER 25, 2004.

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                                  SUPPLEMENT TO
                                  VAN ECK FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2004


Beginning November 30, 2004, the U.S. Government Money Fund will no longer be available for purchase or exchange.

The following is added to information at the end of the first paragraph found on page 41, under the heading "Exchange Privilege":

"As used in this section, in the section heading "Investment Programs" and as the context may otherwise require, the term "Van Eck Global Family of Funds" shall include the BNY Hamilton Money Fund."



           THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                           IS DATED OCTOBER 25, 2004.